                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM 8-K/A


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                August 13, 1999
               Date of Report (Date of earliest event reported)


                            Capital Automotive REIT
            (Exact name of registrant as specified in its charter)

           Maryland                        000-23733                          54-1870224
(State or Other Jurisdiction of     (Commission File Number)     (IRS Employer Identification Number)
Incorporation or Organization)


           1420 Spring Hill Road, Suite 525, McLean, Virginia 22102 (Address of principal executive offices, including zip code)

                                (703) 288-3075
             (Registrant's telephone number, including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)

This Form 8-K/A amends the Form 8-K of Capital Automotive REIT (the "Company") dated August 13, 1999 and filed August 30, 1999 by adding Item 7. Financial Statements and Exhibits.

Item 7.  Financial Statements and Exhibits

(a)  Financial Statements of Businesses Acquired.

The Company is required to file financial information of Sonic Automotive, Inc. and Subsidiaries ("Sonic") as a result of the fact that the Company's leases with Sonic affiliates are expected to contribute more than 20% of the Company's total rental revenues on an annualized basis. The summarized financial information presented for Sonic as of December 31, 1998 and the year then ended was obtained from the Form 10-K filed by Sonic with the Securities and Exchange Commission. The summarized financial information presented for Sonic as of June 30, 1999 and the six months then ended was obtained from the Form 10-Q filed by Sonic with the Securities and Exchange Commission.


Sonic Automotive, Inc. and Subsidiaries
Selected Financial Data
(in thousands)

                                             June 30,    December 31,
Consolidated Balance Sheet Data:               1999          1998
--------------------------------
Current Assets                              $  488,724     $ 364,841
Noncurrent Assets                              300,478       211,262
Current Liabilities                            361,088       285,686
Noncurrent Liabilities                         141,376       147,988
Stockholders' Equity                           286,738       142,429

                                            Six Months
                                               Ended      Year Ended
                                             June 30,    December 31,
Consolidated Statements of Income Data:        1999          1998
---------------------------------------
Total Revenues                              $1,316,982    $1,603,701
Gross Profit                                   172,336       207,442
Operating Income                                43,542        52,705
Net Income                                      16,788        18,557


(b)  Pro Forma Financial Information listed on F-1.

                            CAPITAL AUTOMOTIVE REIT
                        INDEX TO PRO FORMA INFORMATION

                                                      Page
                                                      ----
Pro Forma (Unaudited) Consolidated Balance Sheet
 as of June 30, 1999                                  F-3

Pro Forma (Unaudited) Consolidated Statement of
 Operations for the six months ended June 30, 1999    F-4

Pro Forma (Unaudited) Consolidated Statement of
 Operations for the year ended December 31, 1998      F-5

Notes and Management's Assumptions to Unaudited
 Pro Forma Consolidated Financial Information         F-6

                            CAPITAL AUTOMOTIVE REIT
                  PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)


The unaudited Pro Forma Consolidated Balance Sheet as of June 30, 1999 and the unaudited Pro Forma Consolidated Statements of Operations for the six months ended June 30, 1999 and the year ended December 31, 1998 are based on the historical financial statements of the Company.

The unaudited Pro Forma Consolidated Balance Sheet as of June 30, 1999 is presented as if the acquisition of MMR Holdings, L.L.C., MMR Tennessee, L.L.C. and MMR Viking Investment Associates, L.P. (collectively, "MMR") had occurred on June 30, 1999. The unaudited Pro Forma Consolidated Statements of Operations for the six months ended June 30, 1999 and the year ended December 31, 1998 are presented as if the MMR acquisition had occurred at the beginning of each of those periods. The unaudited pro forma information should be read in conjunction with the historical financial statements and notes related thereto appearing in the Company's Forms 10-Q and 10-K.

Preparation of the pro forma information was based on assumptions considered appropriate by the Company's management. The pro forma financial information is unaudited and is not necessarily indicative of the results which would have occurred if the acquisition had been consummated at the beginning of the periods presented, nor does it purport to represent the future financial position and results of operations for future periods. In management's opinion, all adjustments necessary to reflect the effects of the MMR acquisition have been made.

                            CAPITAL AUTOMOTIVE REIT
                     PRO FORMA CONSOLIDATED BALANCE SHEET
                              AS OF JUNE 30, 1999
               (UNAUDITED) (IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                                                                  MMR
                                                           Historical         Acquisition             Pro Forma
                                                       ---------------      --------------          --------------
ASSETS
Real estate:
  Land                                                  $     292,686        $     91,000  (A)        $   383,686
  Buildings and improvements                                  353,771             116,000  (A)            469,771
  Accumulated depreciation                                    (13,720)                  -                (13,720)
                                                       --------------       -------------           ------------
                                                              632,737             207,000                839,737

Cash and cash equivalents                                       7,734                   -                  7,734

Other assets, net                                               8,579                (752) (B)             7,827
                                                       --------------       -------------           ------------
    Total Assets                                        $     649,050        $    206,248            $   855,298
                                                       ==============       =============           ============

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Mortgage loans                                          $     161,865        $    151,248  (B)       $   313,113
Short term borrowings                                          62,000              55,000  (B)           117,000
Accounts payable and accrued expenses                           6,675                   -                  6,675
Security deposits payable                                       4,668                   -                  4,668
                                                       --------------       -------------           ------------
    Total Liabilities                                         235,208             206,248                441,456
                                                       --------------       -------------           ------------

Minority Interest                                             103,163                                    103,163

Shareholders' Equity
Preferred shares, $.01 par value; 20,000,000
    shares authorized; none outstanding                             -                   -                      -
Common shares, $.01 par value; 100,000,000 shares
    authorized; 24,792,115 shares issued                          248                   -                    248
Additional paid-in-capital                                    345,716                   -                345,716
Accumulated deficit                                            (1,814)                  -                 (1,814)
Less treasury shares at cost, 3,184,700 common shares         (33,471)                  -                (33,471)
                                                       --------------       -------------           ------------
    Total shareholders' equity                                310,679                   -                310,679
                                                       --------------       -------------           ------------
    Total liabilities and shareholders' equity          $     649,050        $    206,248            $   855,298
                                                       ==============       =============           ============

The accompanying notes are an integral part of this statement.

                            CAPITAL AUTOMOTIVE REIT
                       PRO FORMA STATEMENT OF OPERATIONS
                    FOR THE SIX MONTHS ENDED JUNE 30, 1999
             (UNAUDITED) (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                                     MMR
                                                           Historical            Acquisition          Pro Forma
                                                      -----------------         -------------       -------------
Revenue:
Rental                                                 $     30,249              $  10,769 (C)       $   41,018
 Interest and other                                             437                      -                  437
                                                      -------------             -----------         -----------
    Total revenue                                            30,686                 10,769               41,455
                                                      -------------             -----------         -----------
Expenses:
Depreciation and amortization                                 7,679                  1,933 (D)            9,612
General and administrative                                    3,627                      -                3,627
Interest                                                      7,000                  8,014 (E)           15,014
                                                      -------------             ----------          -----------
    Total expenses                                           18,306                  9,947               28,253
                                                      -------------             ----------          -----------
Net income before minority interest                          12,380                    822               13,202
Minority interest                                            (3,026)                  (265)              (3,291)
                                                      -------------             ----------          -----------
Net income                                             $      9,354              $     557           $    9,911
                                                      =============             ==========          ===========

Shares of common stock outstanding used to
  compute basic earnings per share                           21,607                                      21,607
                                                      =============                                 ===========
Basic earnings per share                               $       0.43                                  $     0.46
                                                      =============                                 ===========
Shares of common stock outstanding used to
  compute diluted earnings per share                         21,619                                      21,619
                                                      =============                                 ===========

Diluted earnings per share                             $       0.43                                  $     0.46
                                                      =============                                 ===========

The accompanying notes are an integral part of this statement.

                            CAPITAL AUTOMOTIVE REIT
                       PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1998
             (UNAUDITED) (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                            MMR
                                                         Historical     Acquisition        Pro Forma
                                                      --------------- ---------------   ---------------
Revenue:
Rental                                                 $     27,027    $     21,538 (C)  $     48,565
Interest and other                                            7,904               -             7,904
                                                      -------------   -------------     -------------
    Total revenue                                            34,931          21,538            56,469
                                                      -------------   -------------     -------------

Expenses:
Depreciation and amortization                                 6,304           3,867 (D)        10,171
General and administrative                                    5,487               -             5,487
Interest                                                      2,254          16,335 (E)        18,589
                                                      -------------   -------------     -------------
    Total expenses                                           14,045          20,202            34,247
                                                      -------------   -------------     -------------

Net income before minority interest                          20,886           1,336            22,222
Minority interest                                            (4,395)           (788)           (5,183)
                                                      -------------   -------------     -------------
Net income                                             $     16,491    $        548      $     17,039
                                                      =============   =============     =============

Shares of common stock outstanding used to
  compute basic earnings per share                           20,927                            20,927
                                                      =============                     =============
Basic earnings per share                               $       0.79                      $       0.81
                                                      =============                     =============
Shares of common stock outstanding used to
  compute diluted earnings per share                         20,978                            20,978
                                                      =============                     =============

Diluted earnings per share                             $       0.79                      $       0.81
                                                      =============                     =============

The accompanying notes are an integral part of this statement.

                            CAPITAL AUTOMOTIVE REIT
           NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED PRO FORMA
                      CONSOLIDATED FINANCIAL INFORMATION
                   (UNAUDITED) (DOLLAR AMOUNTS IN THOUSANDS)



1.   Basis of Presentation

     The unaudited Pro Forma Consolidated Balance Sheet as of June 30, 1999 and unaudited Pro Forma Consolidated Statements of Operations for the six months ended June 30, 1999 and the year ended December 31, 1998 are based on the historical financial statements of the Company.

     The unaudited Pro Forma Consolidated Balance Sheet as of June 30, 1999 is presented as if the MMR acquisition had occurred on June 30, 1999. The unaudited Pro Forma Consolidated Statements of Operations for the six months ended June 30, 1999 and the year ended December 31, 1998 are presented as if the MMR acquisition had occurred at the beginning of each of those periods. The unaudited pro forma information should be read in conjunction with the historical financial statements and notes related thereto appearing in the Company's Forms 10-Q and 10-K.


2.   Adjustments to Pro Forma Consolidated Balance Sheet

     (A) Increase in real estate assets represents the acquisition of MMR and two additional properties for an aggregate purchase price, including closing costs, of approximately $207 million.

     (B) Decrease in other assets and increase in total liabilities represents the funding of the acquisition of MMR and two additional properties as follows:



          Assumption and amended mortgage loan    $127,896
          Proceeds from bridge loan                 55,000
          Proceeds from mortgage loan               23,352
          Deposit                                      752
                                                  --------
                                                  $207,000
                                                  ========


3.   Adjustments to Pro Forma Consolidated Statements of Operations

     (C) Rental income has been adjusted to reflect the lease payments from the property tenants calculated on a pro forma basis by applying the rent provisions (as defined in the lease agreements), assuming the 58 leases were assigned or entered into at the beginning of each period.

     (D) Depreciation and amortization has been adjusted based on the allocated purchase price of the assets acquired and an estimated useful life of 30 years, as if the purchase had occurred at the beginning of each period.

     (E) Interest expense has been adjusted to reflect the interest costs for long and short-term financing based on the weighted average interest rate of 7.80% for the six months ended June 30, 1999 and 7.90% for the year ended December 31, 1998, assuming the borrowings to finance the MMR acquisition and assumption of debt had all occurred at the beginning of each period.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           CAPITAL AUTOMOTIVE REIT

                           By:    /s/ David S. Kay
                                  ----------------------------------------------
                           Title: Vice President and Chief Financial Officer
                                  (Principal Financial and Accounting Officer)

Dated: October 7, 1999